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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                           FORM 8-K/A


                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           May 30, 1995




                   CHARTER ONE FINANCIAL, INC.
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      (Exact name of Registrant as specified in its Charter)




    Delaware                 0-16311                  34-1567092
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(State or other         (Commission File          (IRS Employer
 jurisdiction of             Number)               Identification
 incorporation)                                          No.)




1215 Superior Avenue, Cleveland, Ohio                    44114
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(Address of principal executive offices)               (Zip Code)





Registrant's telephone number, including area code: (216) 566-5300
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Item 5.   Other Events
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     On May 30, 1995, Charter One Financial, Inc. ("Charter One")
entered into an Agreement and Plan of Merger (the "Merger Agreement") with FirstFed Michigan Corporation ("FirstFed") pursuant to which FirstFed will merge with and into Charter One (the "Merger") in a "merger of equals" transaction. Upon the Merger, each share of common stock, $0.01 par value, of FirstFed shall be converted into the right to receive 1.2 shares of common stock, $0.01 par value, of Charter One ("Charter One Common Stock").

     The joint press release of Charter One and FirstFed and supplementary information about the Merger were filed as Exhibits to Charter One's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 31, 1995. The Merger Agreement is filed as an Exhibit to this Form 8-K/A and is
incorporated herein by reference.   The related Stock Option
Agreements and forms of Voting Agreements are included as exhibits to the Merger Agreement.

     In connection with the Merger Agreement, Charter One amended the Rights Agreement, dated as of November 20, 1989 (the "Rights Agreement"), between Charter One and The First National Bank of Boston, as Rights Agent. Charter One amended the Rights Agreement to exempt the Merger Agreement, the Stock Option Agreement granting an option to FirstFed to purchase shares of Charter One Common Stock, the Voting Agreements and the transactions contemplated thereby, from the application of the Rights Agreement. The amendment to the Rights Agreement is attached as an exhibit to the Merger Agreement.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.



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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CHARTER ONE FINANCIAL, INC.



Date:  June 2, 1995           By:   /s/ Charles John Koch
                                   ------------------------------
                                   Charles John Koch
                                   President and Chief Executive
                                   Officer



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                         EXHIBIT INDEX




Exhibit
Number                      Description


 2 Agreement and Plan of Merger, dated May 30, 1995, by and between Charter One Financial, Inc. and FirstFed Michigan Corporation

 4 Amendment to Rights Agreement, dated May 26, 1995, by and between Charter One Financial, Inc. and The First National Bank of Boston, as Rights Agent (attached as
          Exhibit 2.10(c) to the Agreement and Plan of Merger)

99.1      Joint press release of Charter One Financial, Inc.
          and FirstFed Michigan Corporation, dated May 30, 1995*

99.2      Supplementary information regarding the Merger*


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     *  Previously filed as Exhibits to Charter One's Current
Report on Form 8-K, dated May 31, 1995, to which this Form 8-K/A relates